Fair Value Measurements and Financial Instruments - Changes in Fair Value of Asset Measured on Recurring Basis Using Significant Unobservable Inputs (Level 3) (Details) - Toledo Spirit time-charter derivative - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Fair Value, Net Derivative Asset (Liability) Measured on Recurring Basis, Unobservable Input Reconciliation [Roll Forward]
Fair value at beginning of year	$ 1,061	$ 1,648
Realized and unrealized (losses) gains included in earnings	(40)	550
Settlements	(1,021)	(1,137)
Fair value at end of year	$ 0	$ 1,061